                                                                    Exhibit 10.3

                        ASSIGNMENT AND NOVATION AGREEMENT

         THIS ASSIGNMENT AND NOVATION AGREEMENT (this "Agreement") is made as of December 5, 2001 by and between XM Satellite Radio Inc. ("Assignor"), a Delaware corporation and wholly-owned subsidiary of XM Satellite Radio Holdings Inc., having its principal place of business at 1500 Eckington Place, N.E., Washington, DC 20002-2194, and XM Satellite Radio Holdings Inc. ("Assignee"), a Delaware corporation, having its principal place of business at 1500 Eckington Place, N.E., Washington, DC 20002-2194, and Boeing Satellite Systems International, Inc. formerly Hughes Space and Communications International, Inc. ("BSSI"), a Delaware corporation having its principal place of business at 2260 E. Imperial Highway, El Segundo, California 90245.

         WHEREAS, Assignor and BSSI are parties to a Satellite Purchase Contract for In-Orbit Delivery, dated as of March 23, 1998, which as recently amended and restated and then further amended as of even date herewith immediately prior to giving effect to this Agreement, remains in full force and effect (as amended, amended and restated or otherwise modified to the date hereof, the "Satellite Purchase Contract");

         WHEREAS, Assignor desires to transfer and assign to Assignee its rights, duties and obligations under the Satellite Purchase Contract with respect to the Ground Spare Satellite Bus (as defined below), but not with respect to the Ground Spare Satellite Payload (as defined below) or any other Satellite or portion thereof, as more fully set forth on SCHEDULE A hereto (the "Assets");

         WHEREAS, Assignee desires to acquire the Assets from Assignor for the consideration set forth below and on the terms and conditions hereinafter set forth;

         WHEREAS, Assignor desires to be discharged from the performance of the obligations enumerated in the Satellite Purchase Contract with respect to the Assets and to retain all rights, duties and obligations under the Satellite Purchase Contract with respect to the Ground Spare Satellite Payload and XM-1 and XM-2;

         WHEREAS, BSSI is willing to release Assignor from the obligations enumerated in the Satellite Purchase Contract only with respect to the Assets and to consent to Assignee assuming such obligations;

         NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree for themselves, their successors and assigns, as follows:

1. Assignor hereby assigns, transfers, conveys and delivers to Assignee, effective as of December ___, 2001 (the "Effective Date"), all of Assignor's right, title and interest in, to and under the Assets, subject to any existing liens and encumbrances on the Assets in favor of BSSI arising under the terms of the Satellite Purchase Contract, but free and clear of all other liens and encumbrances.

2. Assignee hereby accepts such assignment and agrees to assume, from and after the Effective Date, all of Assignor's rights, duties and obligations in, to and under the Assets set forth in SCHEDULE A, subject to any liens and encumbrances on the Assets in favor of BSSI arising under the terms of the Satellite Purchase Contract, but free and clear of all other liens and encumbrances. Upon such assignment and assumption, Assignor shall be released from all rights, duties and obligations with respect to the Assets, and Assignee agrees to reimburse Assignor for and hold Assignor harmless against any obligation to perform any of the assigned duties and obligations included in the Assets.

3. Assignor, Assignee and BSSI hereby agree that this Agreement shall constitute a novation of the obligations of Assignor under the Satellite Purchase Contract solely with respect to the Assets. Accordingly, all of the rights, duties and obligations of Assignor under the Satellite Purchase Contract are hereby extinguished with respect to the Assets, but only to the extent they have been assigned to and assumed by Assignee hereunder. All of Assignor's rights, duties and obligations under the Satellite Purchase Contract not expressly assigned and assumed by Assignee hereunder shall be retained by Assignor. BSSI recognizes Assignee as Assignor's successor in interest in and to all of Assignor's rights, duties and obligations in, to and under the Assets.

4.       In consideration of the assignment of the Assets, Assignee is hereby
         (i) paying to Assignor an aggregate purchase price of Thirty-One Million Six Hundred Thousand Dollars ($31,600,000) in cash, by wire transfer to an account specified in writing by Assignor, or by such other means as may be agreed by Assignor and Assignee.

5. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns, and matters herein with respect to the Satellite Purchase Contract shall inure to the benefit of BSSI and its successors and assigns from and after the Effective Date.

6. The parties hereto agree that they will take those actions reasonably necessary to carry out the matters contemplated by this Agreement or any of its provisions.

7. Assignor, Assignee and BSSI consent to all of the provisions of this Agreement.

8. For purposes of this Agreement, "Ground Spare Satellite Bus" means the Ground Spare Satellite, except for the Ground Spare Satellite Payload. "Ground Spare Satellite Payload" means the following components of the Ground Spare Satellite: (i) all hardware above the four-point interface above the bus module; and (ii) all antenna structures, deployment mechanisms and reflectors.

9. Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings as set forth in the Satellite Purchase Contract.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.


XM SATELLITE RADIO INC.


By:
   -----------------------------------------
Name:
Title:


XM SATELLITE RADIO HOLDINGS INC.


By:
   -----------------------------------------
Name:
Title:



Pursuant to Article 34.1(b) of the Satellite Purchase Contract, BSSI hereby approves, as of the Effective Date, the assignment and assumption of the Satellite Purchase Contract, as reflected in the assignment and assumption of Assets as set forth in the foregoing Agreement, and agrees to the release of Assignor in paragraph (2) above and the novation of the Satellite Purchase Contract in paragraph (3) above.



BOEING SATELLITE SYSTEMS INTERNATIONAL, INC.


By:
   -----------------------------------------
Name:
Title:

                                   SCHEDULE A

                                     ASSETS


For purposes of this Agreement, "Assets" shall mean the following:

         All of Assignor's rights, duties and obligations under the Satellite Purchase Contract with respect to the Ground Spare Satellite (but not any other Satellite) other than Assignor's rights, duties and obligations with respect to the Ground Spare Satellite Payload, which rights, duties and obligations are being retained by Assignor.

The assigned rights, duties and obligations shall include, but not be limited to, any and all of Assignor's:

(i) rights to completion, testing, storage, insurance and delivery of the Ground Spare Satellite (other than with respect to the Ground Spare Satellite Payload),
(ii) rights in the Ground Spare Satellite (other than the Ground Spare Satellite Payload), once delivered in accordance with the Satellite Purchase Contract,
(iii) duties and obligations to make payments under the Satellite Purchase Contract relating to the Ground Spare Satellite, including but not limited to Milestone Payments, performance incentive payments, payments for storage costs, payment of deferred financing obligations and payments for launch services (it being agreed that One Hundred (100%) percent of such payments applicable to the Ground Spare Satellite remaining unpaid as of the date of this Agreement shall be included in the Assets described herein),
(iv) performance obligations and duties relating to the Ground Spare Satellite, other than with respect to the Ground Spare Satellite Payload, under (and subject to the conditions set forth in) the Satellite Purchase Contract and
(v) all continuing rights, duties and obligations as Customer under the Satellite Purchase Contract insofar as they relate to the Ground Spare Satellite (other than with respect to the Ground Spare Satellite Payload); it being understood that Assignor retains all continuing rights, duties and obligations as Customer under the Satellite Purchase Contract with respect to the Ground Spare Satellite Payload, XM-1 and XM-2.